United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2023

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Ordinary Share of par value $0.0001, one Warrant and one Right	EMCGU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	The Nasdaq Stock Market LLC
Warrants included as part of the Units	EMCGW	The Nasdaq Stock Market LLC
Rights included as part of the Units	EMCGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 9, 2023, as approved by its shareholders at an extraordinary general meeting held on August 9, 2023 (the “Extraordinary General Meeting”), Embrace Change Acquisition Corp. (the “Company” or “Embrace Change”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment to the investment management trust agreement dated as of August 9, 2022 (the “Trust Agreement”), to give the Company the right to extend the date by which Embrace Change must consummate a business combination (the “Combination Period”) twelve (12) times for an additional one (1) month each time, from August 12, 2023 (i.e. the end of 12 months from the consummation of its initial public offering, the “Termination Date”) to August 12, 2024 (the “Extended Date”), by depositing into the trust account (the “Trust Account”) the lessor of $100,000 or $0.045 per outstanding public share for each one-month extension (the “Extension Payment”), as approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (the “Articles of Association”). At the Extraordinary General Meeting, the shareholders of the Company approved a special resolution to the Articles of Association to extend the Combination Period from the Termination Date to the Extended Date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Extraordinary General Meeting held on August 9, 2023, the following proposals were approved: (a) as a special resolution, giving the Company the right to extend the Combination Period from the Termination Date to the Extended Date (the “Extension Amendment Proposal”) by deleting the Articles of Association in its entirety and substitute it with the second amended and restated memorandum and articles of association of Embrace Change; (b) as an ordinary resolution, an amendment to the Trust Agreement, to extend the Combination Period from the Termination Date to the Extended Date, by depositing into the Trust Agreement the Extension Payment (the “Trust Agreement Amendment Proposal”); and (c) as a special resolution, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that Embrace Change may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission by deleting the Articles of Association in its entirety and substitute it with the second amended and restated memorandum and articles of association of Embrace Change (the “NTA Requirement Amendment Proposal”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 9, 2023, the Company held the Extraordinary General Meeting. On July 21, 2023, the record date for the Extraordinary General Meeting, there were 9,688,748 ordinary shares of the Company entitled to be voted at the Extraordinary General Meeting, 56.32% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting are as follows:

1. Extension Amendment Proposal

Shareholders approved the Extension Amendment Proposal. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,161,995	294,668	0	0

2. Trust Agreement Amendment Proposal

Shareholders approved the Trust Agreement Amendment Proposal. Approval of the Trust Agreement Amendment Proposal required an ordinary resolution under Cayman Islands law, a simple majority of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,161,995	294,668	0	0

3. NTA Requirement Amendment Proposal

Shareholders approved the NTA Requirement Amendment Proposal. Approval of the NTA Requirement Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The NTA Requirement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,161,995	294,668	0	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Extraordinary General Meeting of shareholders held by the Company on August 9, 2023, 1,550,710 ordinary shares were tendered for redemption, leaving 8,138,038 ordinary shares.

On August 10, 2023, the Company made a deposit of $100,000, the Extension Payment, to the Trust account and extended the Combination Period from August 12, 2023 to September 12, 2023.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Memorandum and Articles of Association of Embrace Change Acquisition Corp.

10.1	Amendment to the Investment Management Trust Agreement, dated as of August 9, 2023, between Embrace Change Acquisition Corp. and Continental Stock Transfer & Trust Company dated August 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Jingyu Wang
Name:	Jingyu Wang
Title:	Chief Executive Officer